UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PRUSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 4, 2014

INTERPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Texas
_________
(State or Other Jurisdiction of Incorporation)

1-35267	75-1549797
______	_________
(Commission File Number)	(IRS Employer Identification No.)

2901 North Dallas Parkway, Suite 200, Plano, Texas	75093
______________________________________	_______
(Address of Principal Executive Offices)	(Zip Code)

(214) 654-5000 _______________ (Registrant’s Telephone Number, Including Area Code) Not Applicable _______________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 8.01. May Elect to Disclose Other Events Registrant Deems Important to Security Holders.

On February 4, 2014, Interphase Corporation (the “Company”) issued a press release regarding its fourth quarter and full year 2013 earnings conference call. On this call, the Company also expects to announce the timing of the general availability of penveu and the initial penveu ship date. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

   Exhibit 99.1 - Press Release Dated February 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation

Date: February 5, 2014	By:	/s/ Thomas N. Tipton, Jr.
Title: Chief Financial Officer, Secretary
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit 99.1                Press Release dated February 4, 2014 (filed herewith)